S E P T E M B E R 2 5 , 2 0 0 8
I N V E S T O R P R E S E N T A T I O N
Acquisition of assets, deposits and certain liabilities of Washington Mutual’s banks by
JPMorgan Chase
JPMorgan Chase & Co. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement and other documents JPMorgan Chase & Co. has filed with the SEC for more complete information about JPMorgan Chase & Co. and this offering.
You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov.  Alternatively, JPMorgan Chase & Co. or J.P. Morgan
Securities Inc. will arrange to send to you the prospectus if you request it by calling toll-free 1-866-430-0686.
Exhibit 99.2

Key terms of acquisition of Washington Mutual’s banks
from FDIC acting as receiver
Transaction JPMorgan Chase to acquire:
Substantially all of the assets of Washington Mutual’s banks
  All of the deposits and certain liabilities of Washington Mutual’s banks
Transaction does not include:
  Assets and liabilities of Washington Mutual Inc. (Holding Company)
  Unsecured senior debt, subordinated debt and preferred of
    Washington Mutual’s banks
Consideration $1.9bn cash payable to FDIC
Expected capital
raise
$8.0 billion of common equity
Divestitures None
Approvals All key approvals received
Credit rating Expect ratings to be affirmed

Strategic Fit
Greatly enhances retail banking platform in attractive markets
Combined deposits of $911 billion and 5,410 branches at close
Expanding into attractive new markets (CA + FL)
Increases market share in existing largest fast-growing markets (NY, TX, IL, AZ, CO, UT)
Financially Compelling
Accretive immediately; should be substantially so in future
Asset write-downs reduce risk to volatility in future earnings
Allows significant margin for error
Opportunity to grow revenue and realize significant cost savings
Ability to bring expanded Chase products and services to WaMu branches
Drive efficiencies in branch network and back office
JPMorgan Chase maintains strong capital and liquidity positions
Retail deposits add to stable funding base
Ability to execute
Proven capabilities with success in Bank One/Chase and Bank of New York transactions
Little overlap with Bear Stearns integration
WaMu provides unique opportunity to expand retail banking franchise and generate attractive returns for JPMorgan Chase shareholders

Leader in retail banking and deposit gathering
Branches Deposits ($bn)
Source: SNL Financial
Note: Branch data as of September 18, 2008; deposit data as of June 30, 2008
Rank Institution Branches (#)
1 Bank of America 6,138
(2) Pro forma JPMorgan Chase 5,410
2 Wells Fargo 3,430
3 Wachovia 3,348
4 JPMorgan Chase 3,203
5 U.S. Bancorp 2,649
Rank Institution Deposits ($bn)
(1) Pro forma JPMorgan Chase $911
1 Citi 804
2 Bank of America 785
3 JPMorgan Chase 723
4 Wachovia 448
5 Wells Fargo 339

Creates broader branch network
Source: SNL Financial
Note: Data as of September 18, 2008
Branch map
Total JPMorgan Chase–WaMu combined branches — 5,410 at close
Chase branches — 3,203
WaMu branches — 2,207
Branch overlap
New markets

Source: SNL Financial
Note: Branch data as of September 18, 2008
Adds branch presence in new markets
State
Combined JPMorgan Chase Washington Mutual
New York 888 651 237
Texas 722 469 253
California 691 3 688
Illinois 463 348 115
Arizona 308 244 64
Michigan 298 298 -
Ohio 285 285 -
Florida 274 13 261
New Jersey 253 167 86
Washington 188 1 187
Indiana 185 185 -
Louisiana 162 162 -
Colorado 129 89 40
Oregon 105 - 105
Wisconsin 77 77 -
Other 382 211 171
Total 5,410 3,203 2,207
# of branches

$7.5
$15.7
$75.7
$9.1
$3.3
$12.7
$13.8
$15.2
$21.5
$72.5
$28.7
$0.6
$11.9
$13.0
$0.0
$1.4
$1.1
$0.0
New  York California Texas Illinois Arizona Michigan Washington Ohio Florida New Jersey
JPMorgan Chase Washington Mutual
Adjusted deposits in 10 key states ($bn)
Source: SNL Financial
Note: Deposit data as of June 30, 2007; excludes deposits greater than $500mm in a single branch; demographic data deposit-weighted by county
1
2007-2012
Combined retail franchise has leading market share in key states
1 3 1 1 1 2 2 4 5 6
21.7% 12.2% 13.0% 9.0% 23.6% 10.8% 14.6% 7.6% 3.9% 8.2%
0.6 4.0 3.6 0.7 1.5 0.4 0.7 0.3 3.4 0.5
2.6% 4.8% 9.8% 3.1% 16.9% 2.1% 6.6% 2.6% 9.7% 2.9%
Pop. growth (mm)
1
Market share
Rank
$88.2
$75.7
$37.7
$22.9
$16.3
$13.8 $13.0
$12.7
$12.4
$10.8
HH growth
1

Source: SNL Financial; FDIC data as of June 30, 2007, with $500mm branch exclusion
Deposit Growth and CAGR: Claritas 2007, based on CBSA Deposits
Top 3 ranking in the country’s largest MSAs
Select MSAs by Deposits ($ millions)
MSA
Deposits in
market
Combined
Market Share Combined Rank
Deposit growth
‘07-‘12
CAGR
‘07-‘12 (%)
New York, NY $438,371 20.3% 1 $36,209 2.1%
Los Angeles, CA $253,285 13.1% 2 $28,970 2.9%
Chicago, IL $190,703 11.8% 1 $19,377 2.6%
Miami, FL $118,026 7.7% 3 $14,046 3.2%
San Francisco, CA $101,911 11.2% 3 $11,803 2.4%
Dallas-Fort Worth, TX $75,991 17.1% 1 $15,215 4.1%
Houston, TX $71,559 19.9% 1 $13,889 3.9%
Detroit, MI $61,034 14.6% 3 $5,685 2.1%
Seattle, WA $49,836 17.3% 2 $7,442 3.2%
San Diego, CA $45,071 16.2% 2 $7,076 3.5%
Phoenix, AZ $42,982 23.2% 1 $11,845 4.9%
San Jose, CA $42,903 11.5% 3 $4,263 2.1%

Footprint covers 46% of expected population growth – up from 18%
Source: SNL Financial branch data, Claritas demographic data and projections
Note: Branch data as of September 18, 2008, Demographic data and projections as of 2007
Combined Chase WaMu
   Network Comparisons
U.S. Households 42.3% 25.0% 30.3%
   Hispanic Households 67.9% 33.9% 58.3%
   Average Income $72,332 $71,595 $74,747
   Businesses 45.6% 26.5% 33.0%
   Total # of Branches 5,410 3,203 2,207
   Population Growth (2007-12)
U.S. Population (millions) 129.9 75.0 94.1
5 Year Growth  4.9% 3.3% 5.6%
% of Population Growth 46.2% 18.0% 37.9%
5 Year Hispanic Growth 19.3% 18.3% 18.8%
   % of Hispanic Growth 63.4% 29.9% 52.8%

1
Source: IMF
Note: Data as of June 30, 2008; branch data as of September 18, 2008
Transaction further strengthens the entire franchise
9
Rank Size and metrics
Retail Banking #2 14,300 ATMs
24.5mm checking accounts
Credit cards #1 $181bn outstanding
Mortgage #3 $1,433bn total mortgage loans serviced
1
Commercial Banking $113bn loans
$106bn liabilities

Integration plan: invest to improve franchise, realize
efficiencies and reduce risk
Integrate branch system
Close less than 10% of combined branches
Optimize staffing in the branches for right balance of sales specialists, bankers and support staff
Convert Washington Mutual branches to Chase’s platform; process virtually identical with prior Bank of New York and Bank One conversions
Bring best sales and business practices to each
Leverage Washington Mutual branch footprint for growth
Introduce enhanced product offerings to promote greater cross-sell
Build out Business Banking (for small business clients)
Build out Middle Market
Benefits Private Bank and Private Client Services
Consumer lending
Run-off existing home lending and sub-prime credit card portfolios
Exit all non-bank branch retail lending
Future originations to Chase standards
Integrate mortgage servicing
Integration plan generates top and bottom line growth

Revenue growth: credit card and investment sales
Branch network provides opportunity to cross-sell more products, particularly credit card and investment sales:
Credit card
— In 2007, Chase produced 2x the per branch credit card production of WaMu
— Achieving this productivity from WaMu branches would generate an additional 500,000 credit cards sold annually through the branches
Investment sales
— Chase’s % of retail bank households that have an investment product is 2x greater than
WaMu
— Chase’s Financial Advisors produce on average 60% more investment sales per year
— Achieving Chase investment sales productivity and increasing number of Financial Advisors could lead to an additional $8-10B in sales annually through the branches
WaMu Chase
Credit card sales per branch per month - 2007
2x higher
WaMu Chase
Investment sales per branch per month - 2007
3x higher

2005 BNY 1H08
2005 BNY 1H08
Note: 1H07 and 1H08 are averages of 1Q and 2Q
¹
Based on average of comparable deposit size Chase branches in NY, NJ and CT
Chase has a solid track record in enhancing branch productivity
1.0x
1.0x
1.4x higher
20.0x higher
Bank of New York branches - credit cards¹ Bank of New York branches - investment sales¹
Chase successfully increased branch productivity for credit card and investment sales after the Bank of New York branch acquisition

Anticipated cost savings and merger costs
Cost savings
Projected cost savings of approximately $1.5 billion, or approximately 15%-20% of Washington
Mutual’s non-interest expense base, net of significant investments in the business
Majority of synergies achievable by end of 2010
Majority of branch combinations to be completed by end of 2010
Merger costs
Estimated initial transaction-related costs of approximately $1.5 billion pre-tax
Severance
Technology and systems
Real estate and facilities
Additional merger costs of $500mm +/- expected to be recognized by 2011, with the majority in
2009 and 2010

Branches in new markets create opportunity for Business and
Commercial Banking
Business Banking
Significant opportunity to expand Business Banking as WaMu had limited market penetration
Chase has 5x WaMu’s average Business Banking checking balances
Chase has 40% more fee income per customer
Plans include expanded product offering and build out of business bankers/relationship managers
Commercial Banking
Retail branch presence provides the basis for a strong middle market franchise
Washington Mutual’s retail presence in select attractive markets combined with Chase’s proven leadership provides significant opportunity to enhance Chase’s Middle Market business
Over 5,000 Middle Market companies for Chase to pursue as customers in Los Angeles, San
Diego, San Francisco, Seattle, and Portland
Incremental capabilities from Washington Mutual’s multi-family lending business, a niche product offering with a good risk profile
Ability to offer Treasury Services products to new customer base

Remaining life loss estimates and marks
Allowance for loan losses ($ millions)
Washington Mutual Home Loan portfolio ($ millions)
WaMu’s credit impaired loans will be recorded at fair value at the acquisition date.  Initial adjustments to fair value will be recognized through purchase accounting.  Subsequent adjustments to be recognized through income statement.  The allowance for loan losses associated with these loans will not be carried over to the combined company.
For non-credit impaired loans, the allowance for loan losses is transferred over to the combined company and subject to conforming reserve adjustments.  These adjustments will be recognized in the consolidated income statement
¹ Transition adjustment represents: release of allowance on credit impaired loans (PAA) and conforming ALL adjustments (income statement)
WaMu Allowance for Loan Losses as of 6/30/08 $8,456
Transition Adjustment¹ (4,877)
WaMu pro forma Allowance for Loan Losses $3,579
Total Fair
Remaining life loss estimates
as of 12/31/2007
Projected remaining
life losses as of
09/30/2008
Estimated
balances as of
Value Marks $ (%) $ 9/30/2008
Option ARMs ($8,189) $11,803 20% $10,346 $50,300
Mortgage (3,376) 2,692 5 2,183 51,100
HE Loans & Lines (12,565)                 14,252 23 11,739 59,500
Subprime (5,761)                   7,502 40 6,438 15,100
Total home loan portfolio ($29,891) $36,249 19% $30,706 $176,000
Other portfolios ($980)
Total marks ($30,871)

Home lending loss sensitivities
($ billions)
1
Home price appreciation
16
Current estimates Deeper recession Severe recession
Current to trough HPA
California (10%) (14%) (24%)
Florida (16) (21) (36)
US (8) (11) (20)
Peak to trough HPA
California (44%) (48%) (58%)
Florida (44) (49) (64)
US (25) (28) (37)
Unemployment 7.0% 7.5% 8.0%
Remaining life losses from
December 31, 2007
$36 $42 $54
1
1

Capital impact from transaction before capital raise
Tier 1 capital impact ($ billions)
1
At Washington Mutual carrying values
2
Excludes REIT preferred, subordinated debt and senior debt from Washington Mutual’s banks, and the elimination of the deferred tax assets of Washington Mutual’s banks
3
Other includes restructuring charge, writeoff of PP&E, and other Tier 1 adjustments
17
Tangible assets assumed $296
Liabilities assumed 265
Net assets $31
Loan marks (31)
Reversal of loan loss reserve 8
Other PAA
3
(6)
Adjusted net asset value $2
Consideration (2)
Pro forma capital impact $0
Conforming loan loss reserve (1)
Pro forma capital impact after conforming loan loss reserve ($1)
2
1
1

Capital ratio analysis – includes expected $8bn capital raise
Source: Company filings, FactSet, I/B/E/S, Equity research, JPMorgan Chase and Washington Mutual estimates
Note: JPMorgan pro forma for $1.8bn issuance of DRD Preferred in August 2008 and $8.0bn common raise
6/30/08 Estimated 9/30/2008
JPMorgan Chase JPMorgan Chase pro forma
Pro forma assets (reg)
Total assets $1,776 $2,050
Tangible assets 1,727 2,000
RWA 1,080 1,300
Average assets for leverage ratio 1,536 1,550
Pro forma capital (reg)
Tangible common equity $79 $85
Tier 1 capital 99 107
Total capital 145 156
Pro forma capital ratios +/-
TCE/TA 4.6% 4.3%
Leverage 6.4 6.9
Tier 1 capital 9.2 8.3
Total capital 13.4 12.0
TCE/MRWA 6.8 6.4
Capital over time

Note: Washington Mutual contribution based on JPMorgan Chase management estimates
2009 2010 2011
JPMorgan Chase GAAP earnings - consensus $11.7 $15.8 $16.7
JPMorgan Chase GAAP EPS - consensus $3.29 $4.41 $4.67
Pro forma contribution from Washington Mutual $2.4 $3.0 $3.4
Pro forma GAAP net income $14.2 $18.8 $20.1
Pro forma GAAP EPS $3.79 $5.01 $5.37
EPS accretion/(dilution) ($) $0.50 $0.60 $0.70
EPS accretion/(dilution) (%) 15% 14% 15%
Earnings accretion/(dilution) ($bn) $1.9 $2.2 $2.6
$ billions
Illustrative income statement impact
Substantially improved earnings creates margin of error for additional credit losses

Illustrative capital generation from Washington Mutual franchise
2009 2010 2011
Operating income (after-tax) $2.4 $3.0 $3.4
Capital from balance sheet reduction 2.0 1.1 0.5
Washington Mutual total excess capital
$4.4 $4.1 $3.9
Washington Mutual total cumulative excess capital
$4.4 $8.5 $12.4
Washington Mutual assets $231.2 $211.5 $200.2
$ billions
Note: Washington Mutual contribution based on JPMorgan Chase management estimates

JPMorgan Chase 3Q08 earnings outlook
Note that the below 3Q08 outlook is necessarily preliminary pending completion of the Firm’s third fiscal quarter.  Accordingly the information remains subject to trading results for several remaining days, changes in JPM credit spreads, allowance additions based on final credit loss data, quarter-end accounting adjustments, and other factors. In addition, the overall economy and the capital markets remain highly uncertain. For more information, see “Forward-looking disclosures” on page 22
Investment Bank
QTD trading results positive despite highly volatile conditions
— Includes markdowns of $3.0bn to $3.5bn +/- on mortgage and leveraged loans
— Significant reduction in key risk exposure
— Benefit of credit spread widening $1bn +/-
— Lehman/AIG exposure – risk remaining but minimal cost expected in third quarter
Expect APB 23 benefit firmwide of $700mm+ (mostly in Investment Bank)
Addition to allowance for credit losses of $400mm +/-
Inclusive of all the above, expect Investment Bank to be profitable in the quarter
Retail Financial Services net charge-offs continue to trend higher as previously disclosed; likely addition to allowance for loan losses for the subprime and prime mortgage portfolios of $600mm+ (some of which relates to prime mortgage in Corporate)
Card Services net charge-offs performing as previously disclosed in range of 5% +
Other businesses (CB, TSS, AM) on track versus prior outlook
Corporate results include:
$1.2bn pretax write-down related to preferred equity interests in FRE and FNM
Estimated auction-rate securities buyback charge of approximately $400mm +/- (pretax)
Increased credit costs related to prime mortgage portfolio
Washington Mutual transaction will have some income statement accounting impact in 3Q08
Expect no extraordinary gain
Approximately $2bn addition to allowance for loan losses (conforming accounting booked above the line)

Forward-Looking Disclosure: This presentation contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995. In particular, the earnings information presented on page 21 is necessarily preliminary pending completion of the Firm's third fiscal quarter on September 30, 2008. Such information also does not reflect the impact on the Firm’s earnings or credit information as a result of the acquisition of the assets and liabilities of Washington Mutual’s banks. All forward-looking statements included in this presentation are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.  Factors that could cause JPMorgan Chase’s actual results to differ materially from those described in the forward-looking statements include: changes in revenue due to volatility in the financial and trading markets; additional reserves to the allowance for credit losses based on final credit loss data; increased expenses due to final accrual information; normal quarter-end accounting adjustments;
negative economic conditions that adversely affect housing prices, the job market, consumer confidence and spending habits and the economy in general; changes in interest rates; estimates used in determining the fair value of certain of our assets may be imprecise resulting in significant changes in valuation; changes in the regulation of financial services companies, government-sponsored enterprises, mortgage originators and servicers, hedge funds and credit card lenders; changes in the regulation of the products and services that
JPMorgan Chase offers; and changes in the reputation of, or expectations regarding, the financial services industry in general or JPMorgan Chase in particular or with respect to practices of, and products offered by, financial institutions in general or JPMorgan Chase in particular.  Additional factors that may cause actual results to differ materially than those set forth in the forward-looking statements can be found in JPMorgan
Chase’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008, Annual
Report on Form 10-K for the year ended December 31, 2007 and Current Reports on Form 8-K for events occurring on or after the date hereof, filed with the Securities and Exchange Commission and available on
JPMorgan Chase’s website (www.jpmorganchase.com) and on the Securities and Exchange Commission’s
website (www.sec.gov) to which reference is hereby made. JPMorgan Chase does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.
22